BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
            COLLECTION PERIOD APRIL 1, 1997 THROUGH APRIL 30, 1997
                         DISTRIBUTION DATE MAY 15, 1997






A. ORIGINAL DEAL PARAMETER INPUTS

(A) Total Receivable Balance                                                                   $305,686,731.00
(B) Total Certificate Balance                                                                  $305,686,731.00
(C) Class A Certificates
    (i)   Class A Percentage                                                                             96.00%
    (ii)  Original Class A Principal Balance                                                   $293,459,000.00
    (iii) Class A Pass-Through Rate                                                                       6.55%
(D) Class B Certificates
    (i)   Class B Percentage                                                                              4.00%
    (ii)  Original Class B Principal Balance                                                    $12,227,731.00
    (iii) Class B Pass-Through Rate                                                                       6.70%
(E) Servicing Fee Rate (per annum)                                                                        1.00%
(F) Weighted Average Coupon (WAC)                                                                        12.15%
(G) Weighted Average Original Maturity (WAOM)                                                            60.12  months
(H) Weighted Average Remaining Maturity (WAM)                                                            45.97  months
(I) Number of Receivables                                                                               31,595
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                        1.50%
    (ii)  Reserve Fund Initial Deposit                                                           $4,585,300.97
    (iii) Specified Reserve Balance:
          (a)  On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                      1.00%
          (c) Percent of Remaining Certificate Balance                                                    3.25%
          (d) Trigger Percent of Remaining Certificate Balance                                            8.00%


                              BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
            COLLECTION PERIOD APRIL 1, 1997 THROUGH APRIL 30, 1997
                         DISTRIBUTION DATE MAY 15, 1997







B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS

(A) Total Receivable Balance                                                                   $185,648,710.03
(B) Total Certificate Balance                                                                  $185,648,710.03
(C) Total Certificate Pool Factor                                                                    0.6073169
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                           $178,222,602.72
    (ii) Class A Certificate Pool Factor                                                             0.6073169
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                             $7,426,107.31
    (ii) Class B Certificate Pool Factor                                                             0.6073169
(F) Reserve Fund Balance                                                                          6,033,583.08
(G) Cumulative Net Losses for All Prior Periods                                                   3,651,560.91
(H) Charge-off Rate for Second Preceding Period                                                           0.90%
(I) Charge-off Rate for Preceding Period                                                                  0.72%
(J) Delinquency Percentage for Second Preceding Period                                                    0.45%
(K) Delinquency Percentage for Preceding Period                                                           0.37%
(L) Weighted Average Coupon (WAC)                                                                       11.460%
(M) Weighted Average Remaining Maturity (WAM)                                                            36.93 months
(N) Number of Receivables                                                                               23,610

C. INPUTS FROM THE MAINFRAME

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                   9,701,878.08
    (ii)  Prepayments in Full                                                                             0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                  0.00
    (iv) Other Refunds Related to Principal                                                               0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                    1,795,878.03
    (ii)  Repurchased Loan Proceeds Related to Interest                                                   0.00
(C) Weighted Average Coupon (WAC)                                                                        11.46%
(D) Weighted Average Remaining Maturity (WAM)                                                            36.33 months
(E) Remaining Number of Receivables                                                                     22,775

(F) Delinquent Receivables                                     Dollar Amount                          #  Units
    (i)   30-59 Days Delinquent                                    2,335,355             1.26%             304
    (ii)  60-89 Days Delinquent                                      669,970             0.36%              80
    (iii) 90 Days or More Delinquent                                 218,635             0.12%              26

D. INPUTS DERIVED FROM OTHER SOURCES

(A) Reserve Fund Investment Income                                                                   26,848.53
(B) Collection Account Investment Income                                                                  0.00
(C) Realized Losses for Collection Period:
    (i)  Charge-offs for current Collection Period - Principal                                      278,107.06
    (ii)  Realized Losses for Collection Period (B)(i)-(C)(i)                                       166,667.86
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                 111,439.20
    (ii)  Liquidation Proceeds Related to Interest                                                        0.00
    (iii) Recoveries from Prior Month Charge Offs                                                   111,439.20

                              BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
            COLLECTION PERIOD APRIL 1, 1997 THROUGH APRIL 30, 1997
                         DISTRIBUTION DATE MAY 15, 1997






E. COLLECTIONS

Interest Collections:
(A) Interest Payments Received                                                                    1,795,878.03
(B) Liquidation Proceeds Related to Interest                                                              0.00
(C) Repurchased Loan Proceeds                                                                             0.00
(D) Recoveries from Prior Month Charge Offs                                                         111,439.20
                                                                                              -----------------
(E) Interest Collections                                                                          1,907,317.23

Principal Collections:
(F) Principal Payments Received                                                                  $9,701,878.08
(G) Liquidation Proceeds Related to Principal                                                       111,439.20
(H) Repurchased Loan Proceeds                                                                             0.00
                                                                                              -----------------
(I) Principal Collections                                                                         9,813,317.28

(J) Total Collections                                                                           $11,720,634.51


F. DISTRIBUTABLE AMOUNTS

(A) Servicing Fee :
    (i)   Servicing Fee                                                                            $154,707.26
    (ii)  Prior Collection Period unpaid Servicing Fees                                                   0.00
                                                                                              -----------------
    (iii) Total Servicing Fee                                                                      $154,707.26

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                                 $972,798.37
    (ii)  Class A prior period Interest Carryover Shortfall                                               0.00
                                                                                              -----------------
    (iii) Class A Interest Distribution                                                            $972,798.37
(C) Class B Certificates
    (i)   Class B Monthly Interest                                                                  $41,462.43
    (ii)  Class B prior period Interest Carryover Shortfall                                               0.00
                                                                                              -----------------
    (iii)  Class B Interest Distribution                                                            $41,462.43

(D) Total Certificate Interest Distribution                                                      $1,014,260.81
(E) Total Certificate Interest Distribution plus Total Servicing Fee                             $1,168,968.06


F. DISTRIBUTABLE AMOUNTS

Principal:
(F) Principal Collections                                                                        $9,813,317.28
(G) Realized Losses                                                                                 166,667.86
                                                                                              -----------------
(H) Total Monthly Principal                                                                      $9,979,985.14

(I) Class A Certificates
    (i)   Class A Monthly Principal                                                               9,580,777.19
    (ii)  Class A prior period Principal Carryover Shortfall                                              0.00
                                                                                              -----------------
    (iii) Class A Principal Distribution                                                          9,580,777.19
(J) Class B Certificates
    (i)   Class B Monthly Principal                                                                 399,207.95
    (ii)  Class B prior period Principal Carryover Shortfall                                              0.00
                                                                                              -----------------
    (iii) Class B Principal Distribution                                                            399,207.95

(K) Total Principal Distribution                                                                  9,979,985.14

(L) Total Interest and Principal Distribution Amounts                                            11,148,953.20
       plus Servicing Fee


                              BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
            COLLECTION PERIOD APRIL 1, 1997 THROUGH APRIL 30 1997
                         DISTRIBUTION DATE MAY 15, 1997






G. DISTRIBUTIONS

(A) Total Interest Collections available to be distributed                                         1,907,317.23
(B)  Class B Percentage of Principal Collections                                                     392,541.09
(C) Servicing Fee :
    (i)    Total Servicing Fee                                                                       154,707.26
    (ii)   Servicing Fee paid                                                                        154,707.26
                                                                                                  -------------
    (iii)  Unpaid Servicing Fee                                                                            0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid                1,752,609.97
Interest:
(E) Class A Certificates
    (i)    Class A Interest Distribution                                                             972,798.37
    (ii)   Class A Interest Distribution paid from Interest Collections after Servicing Fee          972,798.37
    (iii)  Total Interest Collections available after Class A Interest Distribution paid             779,811.60
    (iv)   Class A Interest Distribution remaining to be paid                                              0.00
    (v)    Class A Interest Distribution paid from Class B Percentage of Principal Collections             0.00
    (vi)   Class A Interest Distribution remaining to be paid                                              0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund                                            0.00
    (viii) Class A Interest Carryover Shortfall                                                            0.00
    (ix)   Class A Interest Distribution paid                                                        972,798.37

(F) Class B Certificates
    (i)    Class B Interest Distribution                                                              41,462.43
    (ii)   Class B Interest Distribution paid from Interest Collections after Class A Interest
           Distribution                                                                               41,462.43
    (iii)  Total Interest Collections available after Class B Interest Distribution paid             738,349.17
    (iv)   Class B Interest Distribution remaining to be paid                                              0.00
    (v)    Class B Interest Distribution paid from Reserve Fund                                            0.00
    (vi)   Class B Interest Carryover Shortfall                                                            0.00
    (vii)  Class B Interest Distribution paid                                                         41,462.43

(G) Total Interest Paid                                                                            1,014,260.81
(H) Total Interest and Servicing Fee Paid                                                          1,168,968.06
(I) Total Interest Collections available after Servicing Fee and Class A and Class B Interest
    Distribution paid                                                                                738,349.17

Total Collections available to be distributed:
(J) Total Principal Collections                                                                    9,813,317.28
(K) Excess Interest                                                                                  738,349.17
(L) Less: Class B Percentage of Principal Collections used to pay Class A Interest Distribution            0.00
(M) Total Collections available to be distributed as principal                                    10,551,666.45

Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                                                           9,580,777.19
    (ii)  Class A Principal Distribution paid from total Collections available to be distributed   9,580,777.19
    (iii) Total Collections available after Class A Principal Distribution paid                      970,889.26
    (iv)  Class A Principal Distribution remaining to be paid                                              0.00
    (v)   Class A Principal Distribution paid from Reserve Fund                                            0.00
    (vi)  Class A Principal Carryover Shortfall                                                            0.00
    (vii)   Total Class A Principal Distribution paid                                              9,580,777.19

(O) Class B Certificates
    (i)   Class B Principal Distribution                                                             399,207.95
    (ii)  Class B Principal Distribution paid from total Collections available to be distributed     399,207.95
    (iii) Total Collections available after Class B Principal Distribution paid                      571,681.31
    (iv)  Class B Principal Distribution remaining to be paid                                              0.00
    (v)  Class B Principal Distribution paid from Reserve Fund                                             0.00
    (vi)  Class B Principal Carryover Shortfall                                                            0.00
    (vii)   Total Class B Principal Distribution paid                                                399,207.95

(P)  Total Excess Cash to the Reserve Fund                                                           571,681.31


                              BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
            COLLECTION PERIOD APRIL 1, 1997 THROUGH APRIL 30, 1997
                         DISTRIBUTION DATE MAY 15, 1997



H. POOL BALANCE AND PORTFOLIO INFORMATION



                                                               Beginning                         End
                                                               of Period                      of Period
                                                            -----------------              -----------------
(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates                    $185,648,710.03                $175,668,724.89
    (ii)   Aggregate Certificate Pool Factor                          0.6073169                      0.5746691
    (iii)  Class A Principal Balance                             178,222,602.72                 168,641,825.53
    (iv)   Class A Pool Factor                                        0.6073169                      0.5746691
    (v)    Class B Principal Balance                               7,426,107.31                   7,026,899.36
    (vi)   Class B Pool Factor                                        0.6073169                      0.5746691

(B) Pool Information
    (i)    Weighted Average Coupon (WAC)                                  11.46%                         11.46%
    (ii)   Weighted Average Remaining Maturity (WAM)                      36.93 months                   36.33 months
    (iii)  Remaining Number of Receivables                               23,610                         22,775
    (iv)   Pool Balance                                         $185,648,710.03                $175,668,724.89



I. RECONCILIATION OF RESERVE ACCOUNT

(A) Beginning Reserve Account Balance                                                             6,033,583.08
(B) Less: Draw to pay Class A Interest Distribution                                                       0.00
(C) Reserve Account Balance after draw                                                            6,033,583.08
(D) Less: Draw to pay Class B Interest Distribution                                                       0.00
(E) Reserve Account Balance after draw                                                            6,033,583.08
(F) Less: Draw to pay Class A Principal Distribution                                                      0.00
(G) Reserve Account Balance after draw                                                            6,033,583.08
(H) Less: Draw to pay Class B Principal Distribution                                                      0.00
(I) Reserve Account Balance after draw                                                            6,033,583.08
(J) Total excess Collections deposited in the Reserve Fund                                          571,681.31
                                                                                           --------------------
(K) Reserve Fund Balance                                                                          6,605,264.39
(L) Specified Reserve Account Balance                                                             5,709,233.56
(M) Reserve Account Release to Seller                                                               896,030.83
                                                                                           --------------------
(N) Ending Reserve Account Balance                                                                5,709,233.56
                                                                                           ===================-

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY

(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                                  $111,439.20
    (ii)  Liquidation Proceeds Related to Interest                                                                          0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                               111,439.20
(B) Realized Net Losses for Collection Period                                                                         166,667.86
(C) Charge-off Rate for Collection Period (annualized)                                                                      0.37%
(D) Cumulative Aggregate Net Losses for all Periods                                                                 3,818,228.77

(E) Delinquent Receivables
                                                                 Dollar Amount                      #  Units
                                                                 -------------                      -  -----
    (i)   30-59 Days Delinquent                                    2,335,355             1.26%          304
    (ii)  60-89 Days Delinquent                                      669,970             0.36%           80
    (iii) 90 Days or More Delinquent                                 218,635             0.12%           26


                              BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
            COLLECTION PERIOD APRIL 1, 1997 THROUGH APRIL 30, 1997
                         DISTRIBUTION DATE MAY 15, 1997






K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
(A) Charge-off Rate                                                                       0.90%
    (i)   Second Preceding Collection Period                                              0.72%
    (ii)  Preceding Collection Period
    (iii) Current Collection Period                                                       0.37%
    (iv)  Three Month Average (Avg(i,ii,iii))                                             0.66

(B) Delinquency Percentages
    (i)   Second Preceding Collection Period                                              0.45%
    (ii)  Preceding Collection Period                                                     0.37%
    (iii) Current Collection Period                                                       0.48%
    (iv)  Three Month Average (Avg(i,ii,iii))                                             0.43%

(C) Loss and Delinquency Trigger Indicator                                 Trigger was not hit



                              BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
            COLLECTION PERIOD APRIL 1, 1997 THROUGH APRIL 30, 1997
                         DISTRIBUTION DATE MAY 15, 1997



L.  STATEMENT TO CERTIFICATEHOLDERS
                                                                                                   Per $1,000 of
                                                                                                 Original Principal
                                                                                                 ------------------
(A)  Amount of distribution allocable to principal:                                            Dollars ($)       Balance
                                                                                          -----------------   --------------
    (i)    Class A Certificates                                                               9,580,777.19     32.6477538
    (ii)   Class B Certificates                                                                 399,207.95     32.6477538

                                                                                                      Per $1,000 of
                                                                                                    Original Principal
(B)  Amount of distribution allocable to interest:                                           Dollars ($)          Balance
                                                                                           -----------------   --------------
    (i)    Class A Certificates                                                                 972,798.37      3.3149379
    (ii)   Class B Certificates                                                                  41,462.43      3.3908525

(C)  Pool Balance as of the close of business on the last day of the Collection Period     $175,668,724.89
                                                                                           -----------------

                                                                                                     Per $1,000 of
                                                                                                  Original Principal
                                                                                                  ------------------
(D)  Amount of the Servicing Fee paid to the Servicer with respect to the related              Dollars ($)        Balance
     Collection Period                                                                        ----------------- --------------
    (i)  Total Servicing Fee                                                                    154,707.26
    (ii)    Class A Percentage of the Servicing Fee                                             148,518.84      0.5060974
    (ii)    Class B Percentage of the Servicing Fee                                               6,188.42      0.5060974

                                                                                                      Per $1,000 of
                                                                                                   Original Principal
                                                                                                  ------------------
                                                                                             Dollars ($)          Balance
                                                                                           -----------------   --------------
(E) (i)     Class A Interest Carryover Shortfall                                                      0.00      0.0000000
    (ii)    Class A Principal Carryover Shortfall                                                     0.00      0.0000000
    (iii)   Class B Interest Carryover Shortfall                                                      0.00      0.0000000
    (iv)    Class B Principal Carryover Shortfall                                                     0.00      0.0000000

Change with respect to immediately preceding Distribution Date:
    (v)     Class A Interest Carryover Shortfall                                                      0.00      0.0000000
    (vi)    Class A Principal Carryover Shortfall                                                     0.00      0.0000000
    (vii)   Class B Interest Carryover Shortfall                                                      0.00      0.0000000
    (viii)  Class B Principal Carryover Shortfall                                                     0.00      0.0000000

(F)  Pool factors for each class of certificates, after giving effect to all payments
       allocated to principal                                                                                   Pool Factor
                                                                                                               --------------
    (i)     Class A Pool Factor                                                                                 0.5746691
    (ii)    Class B Pool Factor                                                                                 0.5746691

(G)  Amount of the aggregate Realized Losses, if any, for such Collection Period ($)           $166,667.86
                                                                                               -----------

(H)  Aggregate principal balance of all Receivables which were more than 60 days delinquent
       as of the close of business on the last day of the preceding Collection Period          $888,605.60

(I)  Amount on deposit in the Reserve Fund on such Distribution Date, after giving effect
      to distribution made on such Distribution Date                                         $5,709,233.56
                                                                                             -------------

(J)  Aggregate outstanding principal balances for each class of certificates, after
      giving effect to all payments allocated to principal                                                 Principal Balance
                                                                                                           -----------------
    (i)    Class A Principal Balance                                                                       168,641,825.53
    (ii)   Class B Principal Balance                                                                         7,026,899.36

(K)  Amount otherwise distributable to the Class B Certificateholders that is being
       distributed to the Class A Certificateholders on such Distribution Date                       $0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or purchased
      by the Servicer with respect to the Related Collection Period ($)                              $0.00
                                                                                               -----------



                              BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
            COLLECTION PERIOD APRIL 1, 1997 THROUGH APRIL 30, 1997
                         DISTRIBUTION DATE MAY 15, 1997


M. INSTRUCTIONS TO THE TRUSTEE

On the Distribution Date, make the following deposits and distributions:

(A)  Withdraw from the Collection Account and distribute to the Servicer:
      (i)   Servicing Fee                                                          $154,707.26
      (ii)  Servicing Fees retained by the Seller                                   154,707.26
                                                                                 --------------
      (iii) Servicing Fees to be distributed to the Seller on the Distribution                           $0.00
             Date (i-ii)                                                                       ---------------

(B)  Withdraw from the Collection Account and deposit in the Class A
      Distribution Account:

      (i)    for the Class A Interest Distribution                                $972,798.37
      (ii)   for the Class A Principal Distribution                              9,580,777.19
                                                                                 --------------
      (iii)  Total (i+ii)                                                                       $10,553,575.56
                                                                                             -----------------

(C)  Withdraw from the Collection Account and deposit in the Class B
      Distribution Account:
      (i)   for the Class B Interest Distribution                                  $41,462.43
      (ii)  for the Class B Principal Distribution                                 399,207.95
                                                                                 --------------
      (iii)  Total (i+ii)                                                                          $440,670.38
                                                                                             -----------------

(D)  Withdraw excess Collections from the Collection Account and deposit in                        $571,681.31
      the Reserve Fund                                                                       -----------------

(E)  Withdraw from the Reserve Fund and deposit in the Class A Distribution
      Account:
     (i)   Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and the Class B Percentage of
           Principal Collections                                                                        $0.00
     (ii)  Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest
           Distribution and the Class B Interest Distribution                                            0.00
                                                                                           -------------------
     (iii)  Total                                                                                       $0.00
                                                                                           -------------------

(F)  Withdraw from the Reserve Fund and deposit in the Class B Distribution Account:
     (i)  Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the distribution of
          the Class A Interest Distribution                                                             $0.00
                                                                                           -------------------
     (ii) Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution,
          the Class B Interest Distribution, and the Class A Principal Distribution                      0.00
                                                                                           -------------------
     (iii) Total                                                                                                         $0.00
                                                                                                                     --------------
